11



                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
                                   FORM 8-K/A

Amendment No. 1

     CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report:    May 1, 1995

                           INTERSOLV, Inc.
     (Exact name of registrant as specified in charter)

        Delaware                                   0-15188
             52-0990382
(State/other jurisdiction of incorporation)     (Commission File Number)
(IRS Employer Identification No.)

 9420 Key West Avenue,              Rockville,  Maryland      20850
(Address of principal executive offices)

Registrant's telephone no., including area code    301/838-5000

3200 Tower Oaks Blvd,               Rockville,  Maryland 20852
(Previous Address)

This Amendment No. 1 to the Current Report is filed on Form 8-K/A by INTERSOLV, Inc. (the "Company") and amends the Current Report on Form 8-K filed by the Company on May 11, 1995.

Only those items which are amended are set forth herein.

Item 7.     Financial Statements, Pro Forma Financial Information and
Exhibits.

A.   Statement of Operations for the year ended April 30, 1995
     Statement of Cash Flows for the year ended April 30, 1995
     Statement of Stockholder's Equity for the year ended April 30,1995

Financial Statements of PC Strategies & Solutions, Inc.

          Report of Coopers & Lybrand L.L.P., Independent Accountants Balance Sheet as of April 30, 1995
          Notes to Financial Statements



B.     PRO FORMA FINANCIAL STATEMENTS OF INTERSOLV INC.

         Unaudited Pro Forma Condensed Combined Balance Sheet as of April
         30, 1995
         Unaudited Pro Forma Condensed Combined Statements of Operations for each of the years ended April 30, 1995, 1994 and 1993




C.     Exhibits

Exhibit No.          Exhibit

     23               Consent of Coopers & Lybrand L.L.P., Independent
Accountants

     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             INTERSOLV, Inc.





Date: July 10, 1995      By     /S/ Kenneth A. Sexton
                                Kenneth A. Sexton
                                Vice President,
                                Finance & Administration
                                (Principal Financial and Accounting
                                  Officer)




ITEM 7.A          Financial Statements of PC Strategies & Solutions, Inc.


          Attached are the financial statements of PC Strategies & Solutions, Inc., which includes the Balance Sheet as of April 30, 1995, the Statement of Operations for the year ended April 30, 1995, the Statement of Stockholder's Equity for the year ended April 30, 1995, the Statement of Cash Flows for the year ended April 30, 1995, Notes to Financial Statements and the Report of Coopers & Lybrand L.L.P., Independent Accountants.




REPORT OF INDEPENDENT  ACCOUNTANTS




To Board of Directors and Shareholder
PC STRATEGIES & SOLUTIONS, INC.


     We have audited the accompanying balance sheet of PC STRATEGIES & SOLUTIONS, Inc. as of April 30, 1995, and the related statements of operations, stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PC STRATEGIES & SOLUTIONS, Inc. as of April 30, 1995, and the results of its operations and its cash flows for the year ended April 30, 1995, in conformity with generally accepted accounting principles.







                                   COOPERS & LYBRAND L.L.P.



Washington, D.C.
June  9, 1995




                           PC STRATEGIES & SOLUTIONS INC.
                                    BALANCE SHEET
                              as of April 30, 1995
                         (dollar amounts in thousands)

ASSETS

Current assets:                                             $39
     Accounts receivable, net of allowance for doubtful
     Cash and cash equivalents
     Accounts Receivable, net of allowance for doubtful
          accounts of $18                                   900
     Prepaid expenses and other current assets               16
Total current assets                                        955

Furniture and equipment:
     Furniture and equipment, at cost                       815
     Accumulated depreciation and amortization             (203)
Total furniture and equipment, net                          612
Other assets                                                 47
Total assets                                             $1,614

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
     Accounts payable and accrued expenses                  $342
     Accrued compensation and employee benefits              158
     Bank debt                                                56
     Current portion of capital lease obligations            161
     Income taxes payable                                     20
     Deferred income taxes                                   115
     Deferred revenue                                        133
Total current liabilities                                    985

Long-term portion of capital lease obligations               270

Total liabilities                                          1,255

Commitments and contingencies

Stockholder's equity:
    Common stock, no par value; 100 shares
        authorized; issued and outstanding                     1
    Retained earnings                                        358

Total stockholder's equity                                   359

Total liabilities and stockholder's equity                $1,614



The accompanying notes are an integral part of the financial statements.


                               PC STRATEGIES & SOLUTIONS, INC.
                                   STATEMENT OF OPERATIONS
                             for the Year Ended April 30, 1995
                                   (amounts in thousands)

Service revenues                           $4,932

Costs and expenses:
   Cost of services                         3,965
   Marketing                                  341
   General and administrative                 581
   Non-recurring charges                      186

Total costs and expenses                    5,073

Operating loss                               (141)

Interest expense                             ( 34)

Loss before income taxes                     (175)

Income tax benefit                            (75)

Net loss                                    ($100)

The accompanying notes are an integral part of the financial statements.


                         PC STRATEGIES & SOLUTIONS, INC.
                            STATEMENT OF CASH FLOWS
                       for the Year Ended April 30, 1995
                            (amounts in thousands)

Cash inflows (outflows)

Operating activities:
     Net loss                                       ($100)
     Non-cash items:
         Depreciation                                 131
         Deferred income taxes                       (151)
     Changes in assets and liabilities
         Accounts receivable                         (144)
         Prepaid expenses and other current assets    (15)
         Accounts payable and accrued expenses        363
         Deferred revenue                             133
         Taxes payable                                (68)
         Other assets                                  (7)
Net cash provided by operating activities             142

Investing activities:
     Additions to property and equipment             (108)

Net cash used in investing activities                (108)

Financing activities:
     Principal payments on capital lease obligations  (80)
     Principal payments on bank debt                  (19)
     Proceeds from bank debt                           75
     Principal payments on shareholder loan           (40)
Net cash used by financing activities                 (64)

Net decrease in cash and cash equivalents             (30)
Cash and cash equivalents, beginning of year           69
Cash and cash equivalents, end of year                $39

Supplemental disclosure of cash flow information:
  Cash paid for:
    Interest                                          $34
    Income taxes                                     $144

  Non-cash activity:
    Equipment acquired under capital leases          $394




The accompanying notes are an integral part of the financial statements.


                               PC STRATEGIES & SOLUTIONS, INC.
                                   STATEMENT OF CHANGES IN
                                     STOCKHOLDER'S EQUITY
                              for the Year Ended April 30, 1995

                               (dollar amounts in thousands)

                          Shares      Common       Retained
                           Amount     Stock        Earnings      Total

Balance, April 30, 1994    100         $1            $458      $  459

Net Loss                  -----       -----          (100)       (100)

Balance, April 30, 1995    100         $1            $358      $  359

The accompanying notes are an integral part of the  financial statements



                         PC STRATEGIES & SOLUTIONS, INC.
                          NOTES TO  FINANCIAL STATEMENTS

(1) SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

     PC STRATEGIES & SOLUTIONS, Inc. (the "Company" or "PCS"), is engaged in providing consulting and training services to assist companies in the analysis, design and development of client/server applications.

Revenue Recognition

     The Company's service revenues consist primarily of consulting and training fees. These fees are recognized upon the delivery of the services.

Cash and Cash Equivalents

     Cash and cash equivalents consists of time and demand deposits and highly liquid investments purchased with a maturity of three months or less. The Company maintains its time and demand deposits in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Concentrations of Credit Risk

     Financial instruments which potentially expose the Company to concentrations of credit risk, as defined by Statement of Financial Accounting Standards No. 105, consist primarily of trade accounts receivable. The Company's customer base is primarily Fortune 1000 companies or branches thereof. The Company does not require collateral upon delivery of its services or products.

Furniture and Equipment

     Furniture and equipment are stated at cost and depreciated on a double declining basis over their estimated useful lives. Furniture and equipment are generally depreciated over terms of 5 to 7 years.

Income Taxes

     The Company's fiscal year for income tax reporting purposes is September 30. The Company files its income tax return on the cash basis. On October 1, 1993, the Company, with the consent of its sole shareholder, revoked its Subchapter S election. The Company has adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("FAS 109").

 (2) BANK DEBT

     Line of Credit

          The Company has a revolving line of credit with a bank, which expires January 31, 1996. The line of credit is collateralized by all assets of the Company and is guaranteed by the sole shareholder. Interest is due monthly at a variable interest rate equal to 1/2% over prime. The Company may borrow up to $500,000 under this agreement. The line of credit contains various restrictive covenants related to working capital, tangible net worth and liabilities to net worth, which the Company was in violation of as of April 30, 1995. At April 30, 1995, there were no borrowings outstanding under this line of credit. Subsequent to April 30, 1995, the line of credit was terminated by the Company.

     Term Loan Payable

          The Company has a term loan with a bank which was used to purchase furniture and equipment. The loan is payable in quarterly installments of $6,250. The loan bears interest at prime rate plus 3/4%. The loan is collateralized by accounts receivable and equipment and is subject to the same terms and conditions as the line of credit, as noted above. At April 30, 1995, the balance on the loan is $56,250, all which has been classified as a current liability because of the covenant violation. This loan was paid in full in June 1995.



(3) COMMITMENTS AND CONTINGENCIES

Leases

     The Company leases office space, office equipment and automobiles under noncancelable operating leases expiring through 1999. In addition, the Company leases office equipment on a month-to-month basis, which can be terminated at any time at the Company's option. None of the agreements contain unusual renewal or purchase options. Total rent expense in fiscal 1995 was $211,000.

     Future minimum lease payments under the noncancelable operating lease agreements as of April 30, 1995, are as follows ($000's):

Years Ending April 30,

1996     1997     1998     1999     2000     Thereafter     Total
$324     $337     $337     $336     $351         $326       $2,011





Letter of Credit

     The Company has issued a letter of credit for approximately $46,000 to the lessor of its office space, which serves as a security deposit under the office lease.


(4) CAPITAL LEASE OBLIGATIONS

The Company leases various computer equipment under capital leases. This equipment is classified as part of furniture and equipment with a total gross cost of $509,000 and accumulated depreciation of $88,000. Future minimum payments under these leases are as follows (000's):

                             Year ending
                                April 30,:
                                    1996         $202
                                    1997          184
                                    1998          113
Total payments                                    499
Less:  amount representing interest               (68)
Present value of minimum payments                $431

Long-term portion of capital lease obligations   $270

(5) EMPLOYEE BENEFIT PLAN

401(k) Plan

     The Company has a savings and investment plan (the "Plan") which covers employees of the Company and that qualifies under section 401(k) of the Internal Revenue Code. The Company may make discretionary contributions. The Company contributed $26,390 during the year ended April 30, 1995.


(6) INCOME TAXES

The benefit for income taxes consists of the following (000's):

Current provision:
     U.S. federal                    $60
     State                            16
Total Current Provision               76

Deferred benefit:
     U.S. federal                   (119)
     State                           (32)
Total Deferred Benefit              (151)
Total Tax Benefit                  $ (75)

       The effective tax rate of 43% is the sum of the U.S. Federal statutory rate of 34% and the state statutory rate of 9%.

The tax effects of the components of the deferred tax assets and liabilities are as follows:

Deferred tax assets:
     Accrued expenses                    $(215)
     Deferred revenue                      (57)

Deferred tax liability:
     Accounts receivable, net              387
     Net deferred tax liability           $115


(7) Related Party Transaction

During the year ended April 30, 1995, the Company repaid a $40,000 loan to the sole shareholder.


(8) Subsequent Event

Effective May 1, 1995, the sole stockholder sold 100% of the outstanding common stock to INTERSOLV, Inc., an unrelated publicly traded software company. As of April 30, 1995, the Company incurred various non-recurring charges in connection with the stock sale, consisting primarily of various legal, accounting and advisory fees, which are reflected in the accompanying statement of operations.


ITEM 7.B          Pro Forma Financial Statements of INTERSOLV Inc.

          The following unaudited pro forma combined financial information sets forth the combined financial position and the combined results of operations of INTERSOLV Inc. ("INTERSOLV") and PC Strategies and Solutions, Inc. ("PCS") based upon accounting for the acquisition as a pooling-of-interests and that the acquisition was consummated (a) on April 30, 1995 for the Balance Sheet and; (b) as of the beginning of each period presented in the Statements of Operations.

          The unaudited pro forma combined financial information combines the historical Balance Sheets of INTERSOLV and PCS as of April 30, 1995 and the historical Statements of Operations on INTERSOLV and PCS for each of the years ended April 30 1995, 1994 and 1993.

          For the periods presented in the pro forma condensed combined Statements of Operations, pro forma shares used in computing earnings per share give effect to the exchange of 6,750 shares of INTERSOLV common stock for each share of PCS common stock.

          Costs to be incurred by INTERSOLV for non-recurring costs such as severance, consolidation of facilities, certain transaction costs and other one-time integration costs have not been reflected in the pro forma combined financial statements. The following pro forma data is not necessarily indicative of the financial position or results of operations which would have actually been reported had the acquisition been in effect during those periods or which may be reported in the future.


              INTERSOLV, INC. AND PC STRATEGIES AND SOLUTIONS, INC.
             PRO FORMA CONDENSED COMBINED BALANCE SHEETS (UNAUDITED)
                                As of April 30, 1995
                               (amounts in thousands)


                                 INTERSOLV     PCS    ADJUSTMENTS  COMBINED
ASSETS
Current assets:
     Cash and cash equivalents    $24,574       $39        $0       $24,613
     Accounts receivable, net      37,248       900         0        38,148
     Refundable income taxes          389         0         0           389
     Prepaid expenses and other
      current assets               4,071        16          0         4,087

Total current assets               66,282       955         0        67,237

Software, net                      20,187         0         0        20,187
Property and equipment, net         5,744       612         0         6,356
Notes receivable and other assets   1,207        47         0         1,254

Total assets                      $93,420    $1,614        $0       $95,034

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable and
       accrued expense            $25,814      $852        $0       $26,666
     Deferred revenue              14,365       133         0        14,498

Total current liabilities          40,179       985         0        41,164

Long-term liabilities                   0       270         0           270

Total liabilities                  40,179     1,255         0        41,434

Stockholders' equity
     Common stock                  82,052         1         0        82,053
     Retained earnings (deficit)  (28,028)      358         0       (27,670)
     Cumulative translation
       adjustment                    (783)        0         0          (783)

Total stockholders' equity         53,241       359         0        53,600

Total liabilities and stockholders'
  equity                          $93,420    $1,614        $0       $95,034





            INTERSOLV, INC. AND PC STRATEGIES AND SOLUTIONS, INC.
         PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                              Fiscal year ended April 30, 1995
                       (amounts in thousands, except per share data)

                             INTERSOLV      PCS    ADJUSTMENTS    COMBINED

Revenues                      $115,463     $4,932                 $120,395

Costs and expenses:
     Cost of sales              10,624          0       0           10,624
     Cost of services           16,770      3,965                   20,735
     Sales and marketing        48,356        341                   48,697
     Research and development   12,109          0                   12,109
     General and administrative  9,174        767       0            9,941

Total costs and expenses        97,033      5,073       0          102,106

Operating income (loss)         18,430       (141)      0           18,289

Other income, net                  789        (34)                     755

Income (loss) before income
      taxes                     19,219       (175)      0           19,044

Provision for income taxes       5,758        (75)      0            5,683

Net income (loss)              $13,461      ($100)     $0          $13,361

Net income per share             $0.83     ($0.15)                   $0.79

Shares used in computing net income
    per share                   16,215        675                   16,890


            INTERSOLV, INC. AND PC STRATEGIES AND SOLUTIONS, INC.
         PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                           Fiscal year ended April 30, 1994
                    (amounts in thousands, except per share data)

                              INTERSOLV      PCS   ADJUSTMENTS   COMBINED

Revenues                         $85,393     $3,125               $88,518

Costs and expenses:
     Cost of sales                 7,111          0       0         7,111
     Cost of services             11,158      2,063                13,221
     Sales and marketing          40,019        134                40,153
     Research and development      9,023          0                 9,023
     General and administrative    6,999        377                 7,376
     Non-recurring charges        40,660          0       0        40,660

Total costs and expenses         114,970     2 ,574       0       117,544

Operating income (loss)          (29,577)       551       0       (29,026)

Other income (expense), net          207         (7)                  200

Income (loss) before income taxes(29,370)       544       0       (28,826)

Provision for income taxes             0        261       0           261

Net income (loss)               ($29,370)      $283      $0      ($29,087)

Net income per share              ($2.42)     $0.42                ($2.27)

Shares used in computing net income
    per share                     12,122        675                12,797



                INTERSOLV, INC. AND PC STRATEGIES AND SOLUTIONS, INC.
            PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                            Fiscal year ended April 30, 1993
                   (amounts in thousands, except per share data)

                               INTERSOLV      PCS     ADJUSTMENTS COMBINED

Revenues                         $80,410     $1,450                 $81,860

Costs and expenses:
     Cost of sales                 5,632                  0           5,632
     Cost of services              7,357        929                   8,286
     Sales and marketing          43,401         37                  43,438
     Research and development     10,752          0                  10,752
     General and administrative    8,770        197       0           8,967
     Non-recurring charges        16,573                             16,573

Total costs and expenses          92,485      1,163       0          93,648

Operating income(loss)           (12,075)       287       0         (11,788)

Other income, net                     52          0                      52

Income(loss) before income taxes (12,023)       287       0         (11,736)

Provision(benefit) for income
  taxes                             (128)        98       0             (30)

Net income(loss)                ($11,895)      $189      $0        ($11,706)

Net income(loss) per share        ($1.00)     $0.28      $0          ($0.93)

Shares used in computing net income
   (loss) per share               11,861        675                  12,536

CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statements of Intersolv, Inc. on Form S-8, Registration Nos. 33-56220, 33-83794, 33-56166, and 33-86590, and on Form S-3, Registration No. 33-83796, of our report dated June 9, 1995,on our audit of the financial statements of PC Strategies and Solutions, Inc. as of April 30, 1995 and for the year then ended, which report is included in this Form 8-K/A.




                              Coopers & Lybrand L.L.P.



Washington, D.C.
July 7, 1995